Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Report of Travelstar, Inc. (the "Company") on Form 10-QSB for the for the nine months and quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William Alverson, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ William Alverson
----------------------------------
William Alverson
President and Chief Executive Officer
November 20, 2007

Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT


In connection with the Report of Travelstar, Inc. (the "Company") on Form 10-QSB for the for the nine months and quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Galant, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Jerry Galant
----------------------------------
Jerry Galant
Chief Financial Officer
November 20, 2007